SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[ ]    Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)
      Fidelity Advisor Series VII

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


2ND REQUEST
URGENT PROXY INFORMATION...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
Several weeks ago, we mailed you proxy information so that you could vote on important proposals that affect your fund(s). This information described each proposal and asked for your vote on all of the issues. It has been called to our attention that we have not yet received your ballot. I AM WRITING TO REMIND YOU THAT YOUR PARTICIPATION IS EXTREMELY IMPORTANT. The shareholder meeting cannot be held until we receive a majority of the votes. Your vote affects the quorum, and your prompt attention to this request will save the cost of further solicitations.
You may cast your vote for, against, or to abstain on the proposals by completing the proxy card and returning it in the envelope provided. Remember, this is an opportunity to voice your opinion on matters concerning your fund(s). IT IS IMPORTANT THAT YOU TAKE PART IN THE VOTING PROCESS NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
To cast your ballot, simply record your vote on the enclosed proxy card.
Be sure to sign the card before mailing it in the postage paid envelope provided. You also have the option of voting your shares over the telephone by calling toll-free 800-454-8683.
REMEMBER, VOTING IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
If you have already voted, thank you for your prompt response. If you have any further questions, please contact your financial advisor.
Thank you.  We appreciate your immediate attention.
Sincerely,
/s/Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer

          ADV-APXL2-0597

2ND REQUEST
URGENT PROXY INFORMATION...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
Several weeks ago, we mailed you proxy information so that you could vote on important proposals that affect your fund(s). This information described each proposal and asked for your vote on all of the issues. It has been called to our attention that we have not yet received your ballot. I AM WRITING TO REMIND YOU THAT YOUR PARTICIPATION IS EXTREMELY IMPORTANT. The shareholder meeting cannot be held until we receive a majority of the votes. Your vote affects the quorum, and your prompt attention to this request will save the cost of further solicitations.
You may cast your vote for, against, or to abstain on the proposals by completing the proxy card and returning it in the envelope provided. Remember, this is an opportunity to voice your opinion on matters concerning your fund(s). IT IS IMPORTANT THAT YOU TAKE PART IN THE VOTING PROCESS NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
To cast your ballot, simply record your vote on the enclosed proxy card. You can mail your signed proxy card in the postage paid envelope provided, or fax both sides of your signed proxy card to 888-451-VOTE. Be sure to sign the card before mailing it in the postage paid envelope provided, or faxing it to the number above. You also have the option of voting your shares over the telephone by calling toll-free
800-848-3155.
REMEMBER, VOTING IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
If you have already voted, thank you for your prompt response. If you have any further questions, please call Fidelity Client Services at 800-522-7297.
Thank you.  We appreciate your immediate attention.
Sincerely,
/s/Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer
                       AVII-PXL2-0797

2ND REQUEST
URGENT PROXY INFORMATION...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
Several weeks ago, we mailed you proxy information so that you could vote on important proposals that affect your fund(s). This information described each proposal and asked for your vote on all of the issues. It has been called to our attention that we have not yet received your ballot. I AM WRITING TO REMIND YOU THAT YOUR PARTICIPATION IS EXTREMELY IMPORTANT. The shareholder meeting cannot be held until we receive a majority of the votes. Your vote affects the quorum, and your prompt attention to this request will save the cost of further solicitations.
You may cast your vote for, against, or to abstain on the proposals by completing the proxy card and returning it in the envelope provided. Remember, this is an opportunity to voice your opinion on matters concerning your fund(s). IT IS IMPORTANT THAT YOU TAKE PART IN THE VOTING PROCESS NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
To cast your ballot, simply record your vote on the enclosed proxy card.
Be sure to sign the card before mailing it in the postage paid envelope provided.
REMEMBER, VOTING IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
If you have already voted, thank you for your prompt response. If you have any further questions, please contact your financial advisor.
Thank you.  We appreciate your immediate attention.
Sincerely,
/s/Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer

          AVIII-MPXL2-0597

3RD REQUEST
URGENT PROXY INFORMATION...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
THE SCHEDULED SEPTEMBER 17TH SHAREHOLDERS' MEETING IS IN DANGER OF BEING ADJOURNED DUE TO LACK OF VOTING PARTICIPATION!
Several weeks ago we mailed you a letter reminding you to vote on these important proposals that affect your fund(s). To date, we have not received your ballot.
YOUR VOTE IS IMPORTANT!
To facilitate receiving your voted proxy as quickly as possible, we have instructed our independent proxy tabulator to forward the enclosed proxy material to you by overnight delivery. The attached Federal Express envelope addressed to the proxy tabulator has been provided to speed the
return of your signed proxy.   To use this return envelope, simply call
Federal Express at 800-238-5355. Federal will pick up the envelope at your location. There is no charge to you for sending the overnight package.
To cast your ballot, simply record your vote on the enclosed proxy card. You can mail your signed proxy card in the Federal Express envelope provided, or fax both the FRONT and BACK of your signed proxy card to 888-451-VOTE. Be sure to sign the card before mailing it in the envelope provided, or faxing it to the number above. You also have the option of voting your shares by calling toll-free at 800-848-3155.
REMEMBER, VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. Please accept our thanks in advance for your cooperation and prompt attention to this matter.
Sincerely,
/s/Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer
AVII-PXLON-0797